UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2010

ActivIdentity Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34137	45-0485038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On October 11, 2010, ActivIdentity Corporation (the “Company”), Assa Abloy Inc. (“Assa Abloy”) and FitAcquisition, Inc., a wholly owned subsidiary of Assa Abloy (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company.  As a result of the merger, Merger Sub will cease to exist, and the Company will survive as a wholly owned subsidiary of Assa Abloy.  Assa Abloy has indicated its intent after the merger to make the Company part of Assa Abloy’s HID Global business.

Upon consummation of the merger, each share of Company common stock issued and outstanding immediately prior to the merger (other than (i) shares owned by Assa Abloy or Merger Sub, or by any direct or indirect wholly owned subsidiary of Assa Abloy or Merger Sub and (ii) shares to which appraisal rights are properly sought) and each share of Company common stock subject to restricted stock unit awards, whether vested or unvested, will be converted into the right to receive $3.25 in cash, without interest.  Options to acquire shares of Company common stock outstanding immediately prior to the consummation of the merger, whether vested or unvested, will be converted into the right to receive an amount in cash, without interest, equal to the product of (A) the excess, if any, of $3.25 over the exercise price per share attributable to such option and (B) the total number of shares of Company common stock issuable upon exercise in full of such option.

The completion of the merger is subject to customary conditions, including without limitation, (i) the approval of the merger by the Company’s stockholders, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) receipt of other required foreign antitrust approvals.  In addition, Assa Abloy’s obligation to consummate the merger is subject to the Company having at least $68 million in “Company Available Net Cash” (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for the Company and Assa Abloy.  The Merger Agreement provides that, upon termination under specified circumstances, the Company would be required to pay Assa Abloy a termination fee of $5.0 million or an amount in cash equal to $1.25 million, depending on the circumstances of the termination.

The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement.  The representations and warranties contained in the Merger Agreement were made only for the purposes of the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to stockholders, among other limitations.  The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Merger Agreement and should not be relied upon as a disclosure of factual information relating to the Company or Assa Abloy.  The Merger Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference.  A copy of the press release issued by the Company announcing the execution of the Merger Agreement is furnished as Exhibit 99.1 hereto.

Item 3.03                   Material Modification to Rights of Security Holders.

On October 11, 2010, the Company and American Stock Transfer & Trust Company LLC, a New York limited liability trust company (the “Rights Agent”) entered into Amendment No. 1 (the “Amendment”) to the Stockholder Rights Agreement, dated July 25, 2008, between the Company and the Rights Agent.  The Amendment permits the execution of the Merger Agreement and the performance and consummation of the transactions contemplated by the Merger Agreement, including the merger, without triggering the provisions of the Rights Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.4.1 hereto and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 11, 2010, by and among Assa Abloy Inc., FitAcquisition, Inc. and ActivIdentity Corporation

4.4.1	Amendment No. 1, dated October 11, 2010, to the Stockholder Rights Agreement, dated July 25, 2008, between ActivIdentity Corporation and American Stock Transfer & Trust Company LLC, as Rights Agent

99.1	Press Release of ActivIdentity Corporation, dated October 11, 2010

Additional Information and Where to Find It

ActivIdentity Corporation (“ActivIdentity”) intends to file with the Securities and Exchange Commission preliminary and definitive proxy statements and other relevant materials in connection with the merger.  The proxy statement will be mailed to the stockholders of ActivIdentity.  Before making any voting or investment decision with respect to the merger, investors and stockholders of ActivIdentity are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger, ActivIdentity, HID Global and Assa Abloy.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ActivIdentity at its corporate website at www.ActivIdentity.com under Corporate/Investor Relations or by calling the investor relations department at (510)574-0100 or by writing to ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California  94555, Attn: Investor Relations.

ActivIdentity and its officers and directors may be deemed to be participants in the solicitation of proxies from ActivIdentity’s stockholders with respect to the merger.  A description of any interests that these officers and directors have in the merger will be available in the proxy statement. Information concerning ActivIdentity’s directors and executive officers is set forth in ActivIdentity’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on February 22, 2010.  These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to ActivIdentity’s Investor Relations page on its corporate website at www.ActivIdentity.com.

Note on Forward-Looking Statements

The subject document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the benefits to ActivIdentity and HID Global customers of the combination of physical and logical access solutions and the expected closing of Assa Abloy’s acquisition of ActivIdentity.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, but not limited to, changes to the preliminary financial results upon completion of our quarterly and fiscal year financial statements and associated audit, risks and uncertainties arising from the possibility that the closing of the transaction with Assa Abloy may be delayed or may not occur and such other risks as identified in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and subsequent Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward looking statements.  ActivIdentity assumes no obligation to update any forward-looking statement contained in this report, or the exhibits filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVIDENTITY CORPORATION

Date: October 12, 2010	By:	/s/ Jacques D. Kerrest
Jacques D. Kerrest
Chief Financial Officer and
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 11, 2010, by and among Assa Abloy Inc., FitAcquisition, Inc. and ActivIdentity Corporation

4.4.1	Amendment No. 1, dated October 11, 2010, to the Stockholder Rights Agreement, dated July 25, 2008, between ActivIdentity Corporation and American Stock Transfer & Trust Company LLC, as Rights Agent

99.1	Press Release of ActivIdentity Corporation, dated October 11, 2010